Analysis of the net investment in business interests and intangible assets (Tables)	12 Months Ended
Dec. 31, 2023
Analysis of the net investment in business interests and intangible assets
Schedule of the analysis of the net investment in business interests and intangible assets

	2023	2022	2021
	£m	£m	£m
Fair value given for business acquired	(139)	—	—
Acquisition of interest in associates	—	(1)	—
Additional investment in associates	(5)	—	(51)
Net assets and liabilities purchased	—	—	(3,128)
Net outflow of cash in respect of acquisitions	(144)	(1)	(3,179)

Disposal of net assets and liabilities	5,560	6,270	114
(Loss)/profit on disposal of net assets and liabilities	(87)	(106)	55
Net inflow of cash in respect of disposals	5,473	6,164	169

Dividends received from associate	16	—	—
Net cash expenditure on intangible assets	(744)	(743)	(479)
Net inflow/(outflow) of cash	4,601	5,420	(3,489)